Exhibit 99.7

CASCADE ENERGY INC.

For the nine months ended September 30, 2012

Table of Contents
Page

Balance Sheet	2

Statement of Earnings and Retained Earnings	3

Statement of Cash Flows	4

Notes to Financial Statements	5

These financial statements and notes thereto present fairly, in all material respects,

the financial position of the company and the results of its operations and cash flows for the period presented, in conformity with accounting principles generally accepted in the United States, consistently applied.

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CASCADE ENERGY INC.

CONSOLIDATED BALANCE SHEET

For the nine months ended September 30, 2012

(Unaudited)

September 30, 2012
BALANCE SHEET
ASSETS
CURRENT ASSETS
Cash	$3,049
Accounts Receivable	2,361
Other Receivable	8,279
Inventory	340
Prepaid Accounts	93
14,121

LONG-TERM EQUITY INVESTMENT	–

FIXED ASSETS - NBV	9,162

INTANGIBLE ASSETS - NBV	–

$23,284

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts Payable and Accrued Liabilities	21,994
Other Payables	833
Taxes Payable	457
23,284

LONG TERM LIABILITIES - Convertible Promissory Note	138,000
161,284
SHAREHOLDERS' EQUITY
CAPITAL STOCK
Common Stock, authorized shares 205,000,000
Issued and outstanding - 159,321,890 @ PV $.001	159,322
Preferred Stock, authorized shares 10,000,000
Issued and outstanding - 1,000,000 @ PV $.001	1,000
Additional Paid In Capital	4,535,300
Deficit	(4,833,622)
(138,000)

$23,284

The accompanying notes are an integral part of these financial statements

2

CASCADE ENERGY INC.

CONSOLIDATED STATEMENT OF EARNINGS AND RETAINED EARNINGS

For the nine months ended September 30, 2012

(Unaudited)

September 30,
2012

EARNINGS
REVENUE
Sales	$368,490

TOTAL SALES	368,490

COST OF SALES

Cost of Sales	336,086

TOTAL COST OF SALES	336,086

GROSS PROFIT/LOSS	32,404

OPERATING EXPENSES
Administrative Expense	30,241
Selling Expense	20,571
50,812

OTHER INCOME & EXPENSES	–

PROFIT (LOSS)	(18,408)

NET PROFIT (LOSS)	(18,408)

Deficit - Beginning of period	(4,815,214)
Deficit - End of period	$(4,833,622)

The accompanying notes are an integral part of these financial statements

3

CASCADE ENERGY INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2012

(Unaudited)

September 30,
2012

CASH FLOWS

Cash flows from operating activities
Profit/Loss from operations	$(18,408)

Adjustments to cash flows from operating activities:
Amortization of goodwill	–
Depreciation of fixed assets	6,517
Cash flows from operating activities	$(11,891)

Cash flows from investing activities:
Capital expenditures	–
Investment in inventory	–
Increase in accounts receivable	–
Decrease in prepaid expenses	–
Cash used in investing activities	$–

Cash flows from financing activities:
Increase in accounts payable and accrued liabilities	5,033
Increase in paid in capital	(36,750)
Increase in loans payable	45,000
Issuance of capital stock	–
Cash used for financing activities	$13,283

Net increase (decrease) in cash	$1,392

Cash at beginning of period	1,657
Cash at end of period	$3,049

The accompanying notes are an integral part of these financial statements

4

CASCADE ENERGY INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1. GENERAL ORGANIZATION AND BUSINESS ISSUES

The company was administratively abandoned and reinstated in Jan 2011 through a court appointed guardian - custodian.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

Accounting policies and procedures are listed below. The company will be adopting a December 31 year end effective with the 2011 year.

Accounting Basis

We have prepared the consolidated financial statements according to generally accepted accounting Principles (GAAP).

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less as cash equivalents. As of September 30, 2012 the company had no cash or cash equivalent balances in excess Of the federally insured amounts. The Company’s policy is to invest excess funds in only well capitalized financial institutions.

Earnings per Share

The Company adopted the provisions of SFAS No. 128, "Earnings per Share." SFAS No. 128 requires the presentation of basic and diluted earnings per share ("EPS"). Basic EPS is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS includes the potential dilution that could occur if options or other contracts to issue common stock were exercised or converted.

The Company has not issued any options or warrants or similar securities since inception.

Stock Based Compensation

As permitted by Statement of Financial Accounting Standards ("SFAS") No. 148, "Accounting for Stock-Based Compensation--Transition and Disclosure", which amended SFAS 123 ("SFAS 123"), "Accounting for Stock-Based Compensation", the Company has elected to continue to follow the intrinsic value method in accounting for its stock-based employee compensation arrangements as defined by Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees”, and related Interpretations including "Financial Accounting Standards Board Interpretations No. 44, Accounting for Certain Transactions Involving Stock Compensation", and interpretation of APB No. 25. At September 30, 2012 the Company has not formed a Stock Option Plan and has not issued any options.

Dividends

The Company has adopted a policy regarding the payment of dividends. Dividends may be paid to shareholders once all divisions are fully operational and profitable. The Board may also pay dividends to counter any short selling or undermining of the entity. See Note 1.

Fixed Assets

Fixed assets are carried at cost. Depreciation is computed using the straight-line method of depreciation over the assets’ estimated useful lives. Maintenance and repairs are charged to expense as incurred; major renewals and improvements are capitalized. When items of fixed assets are sold or retired, the related cost and accumulated depreciation is removed from the accounts and any gain or loss is included in income.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Advertising

Advertising is expensed when incurred.

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Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Goodwill

Goodwill is created when we acquire a business. It is calculated by deducting the fair value of the net assets acquired from the consideration given and represents the value of factors that contribute to greater earning power, such as a good reputation, customer loyalty to assess goodwill of individual subsidiaries for impairment in the fourth quarter of every year, and when circumstances indicate that goodwill might be impaired.

NOTE 3. GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company had a net loss for the 9 months to September 30, 2012 of $ 18,408. The Company’s continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required and ultimately to attain profitability. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 4. RECENTLY ISSUED ACCOUNTING STANDARDS

Management does not believe that any recently issued but not yet adopted accounting standards will have a material effect on the Company's results of operations or on the reported amounts of its assets and liabilities upon adoption.

NOTE 5. SHAREHOLDERS’ EQUITY

Common Stock:

As of September 30, 2012 the company has 159,321,890 shares of common stock issued and outstanding.

NOTE 6. PROVISION FOR INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The provision for income taxes is comprised of the net changes in deferred taxes less the valuation account plus the current taxes payable.

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